UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

UGI Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts!
UGI CORPORATION
2022 Annual Meeting
Vote by January 27, 2022 11:59 PM ET. For shares held in a Plan, vote by January 25, 2022 11:59 PM ET.
UGI CORPORATION 460 NORTH GULPH ROAD KING OF PRUSSIA, PA 19406
D62723-P63784-Z81314
You invested in UGI CORPORATION and it’s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on January 28, 2022.
Get informed before you vote
View Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to January 16, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.
For complete information and to vote, visit www.ProxyVote.com
Control #
Smartphone users
Point your camera here and vote without entering a control number
Vote Virtually at the Meeting*
January 28, 2022 9:00 AM ET
Virtually at: www.virtualshareholdermeeting.com/UGI2022
*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com
THIS IS NOT A VOTABLE BALLOT
This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote on these important matters.

Voting Items		Board Recommends
1.	Election of Directors
Nominees:
To be elected for terms expiring in 2023:
1a.	Frank S. Hermance, Chair	For
1b.	M. Shawn Bort	For
1c.	Theodore A. Dosch	For
1d.	Alan N. Harris	For
1e.	Mario Longhi	For
1f.	William J. Marrazzo	For
1g.	Cindy J. Miller	For
1h.	Roger Perreault	For
1i.	Kelly A. Romano	For
1j.	James B. Stallings, Jr.	For
1k.	John L. Walsh	For
2.	Advisory Vote on Executive Compensation	For
3.	Ratification of Independent Registered Public Accounting Firm for 2022	For

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